Caladrius and Cend Therapeutics Definitive Merger Agreement Apri l 27, 2022 Proposed combination to create L isata Therapeut ics , a new diversif ied therapeutics company with a robust development pipel ine Exhibit 99.2

Forward-Looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Caladrius, Cend or the management of either company, before or after the aforementioned merger, may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to the timing and completion of the proposed merger; Caladrius’s continued listing on the Nasdaq Capital Market until closing of the proposed merger; the combined company’s listing on the Nasdaq Capital Market after closing of the proposed merger; expectations regarding the capitalization, resources and ownership structure of the combined company; the approach Cend is taking to discover and develop novel therapeutics; the adequacy of the combined company’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; the difficulty in predicting the time and cost of development of Cend’s product candidates; the nature, strategy and focus of the combined company; the executive and board structure of the combined company; and expectations regarding voting by Caladrius’s and Cend’s stockholders. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each of Caladrius and Cend to consummate the transaction; risks related to Caladrius’s ability to correctly estimate its operating expenses and its expenses associated with the transaction; the ability of Caladrius or Cend to protect their respective intellectual property rights; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Caladrius’s Annual Report on Form 10-K filed with the SEC on March 22, 2022. Caladrius can give no assurance that the conditions to the transaction will be satisfied. Except as required by applicable law, Caladrius undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. Important Additional Information Will be Filed with the SEC In connection with the proposed transaction between Caladrius and Cend, Caladrius intends to file relevant materials with the SEC, including a registration statement that will contain a proxy statement and prospectus. CALADRIUS URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CALADRIUS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Caladrius with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Caladrius with the SEC by contacting Investor Relations by mail at Attn: Investor Relations, Caladrius Biosciences, Inc., 110 Allen Road, 2nd floor, Basking Ridge, NJ 07920. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. Participants in the Solicitation Caladrius and Cend, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Caladrius’s directors and executive officers is included in Caladrius’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 22, 2022, and amended on April 21, 2022. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated below. Information regarding disclosures 2

3 Creating a new diversified therapeutics company, well-positioned for growth Lisata Therapeutics (Nasdaq: LSTA) Caladrius is focused on the discovery, development and commercialization of therapies designed to reverse disease and promote the regeneration of damaged tissue. Cend Therapeutics is focused on the development and commercialization of a novel approach to provide more effective treatments for solid tumor cancer patients.  Lisata is derived from the Finnish for “augmented” or “enhanced”  Public company with diverse development pipeline, strong existing & potential for future attractive partnerships  Merger closing expected 3Q22 pending shareholder approvals and customary conditions  Ownership divided as ~50% of outstanding shares owned by each of Caladrius and Cend shareholders  4 Board appointees from each of Caladrius and Cend + 1 jointly agreed new director

Lisata Therapeutics overview  Experienced Executive and Development Leadership with extensive domain-relevant expertise  David J. Mazzo, Ph.D. – Chief Executive Officer  David Slack, M.B.A. – President and Chief Business Officer  Kristen K. Buck, M.D. – Executive Vice President of R&D and Chief Medical Officer  World-renowned Technical Advisor  Erkki Ruoslahti, M.D., Ph.D. – Scientific Founder of Cend technology  Immediate $10 million Caladrius investment in Cend + resource collaboration to maintain Cend pipeline momentum  Full, capital-efficient development and public company operational infrastructure (~30 people)  Combined pipeline of multiple clinical stage assets in a variety of indications with milestones over the next 2 years  ~$70 million in cash & investments [no debt] projected as of transaction closing  Existing Cend partnership with Qilu Pharmaceutical  Qilu has exclusive rights to CEND-1 in China, Taiwan, Hong Kong and Macau and assumes all development and commercialization responsibilities in the licensed territories  Qilu will pay up to $225 million in milestones and double-digit royalties on product sales in the region, if any 4

Lisata Therapeutics strategic rationale 5 The CendR Platform™ provides a targeted tissue penetration capability designed to specifically enhance drug delivery to solid tumors  Converts tumor stroma from barrier to a conduit for effective delivery via co-administration of a range of chemo- and immunotherapies  Selectively depletes intratumoral immunosuppressive cells  Tumor-Penetrating Nanocomplex (TPN) Platform™ with broad potential to enable nucleic acid-based therapies to effectively treat solid tumor cancers  Strong patent protection beyond 2030 with patent term extension eligibility Proprietary Platform Technology

Lisata Therapeutics strategic rationale 6 Focused on advancing lead product candidate, CEND-1, in a variety of difficult-to-treat solid tumor applications  CEND-1 currently in Phase 2b studies in first-line, metastatic pancreatic ductal adenocarcinoma (PDAC) in combination with standard-of-care chemotherapy  CEND-1 development to expand to additional difficult to treat tumors (e.g., hepatocellular, gastric, breast cancers) and additional anti-cancer drug combinations, including immunotherapies  CEND-1 has been granted Fast Track as well as Orphan Drug Designation by the U.S. FDA in PDAC Robust Clinical Stage Pipeline with Broad Therapeutic Reach

Lisata Therapeutics strategic rationale  Existing Cend strategic partnership in China with Qilu Pharmaceutical with non-dilutive milestone payments, development collaboration and participation in downstream economics  Potential for up to $225 million in milestones and royalties on potential sales in the region  $10 million payment due for proceeding to Phase 3 in PDAC (could be as soon as 2023)  Additional partnership opportunities for broad applications of CEND-1 and the CendR Platform™  Anticipated clinical data and business development milestones across the consolidated pipeline over the next 24 months  Experienced management team with extensive development expertise and leading scientific advisors 7 Compelling Value Proposition

CendR Platform® Technology Overview

CEND-1 (iRGD) mechanism of action  CEND-1, a cyclic peptide, targets tumors by binding to alpha-v (“αv”) integrins, which are selectively expressed on tumor vascular endothelium and not expressed on normal healthy vasculature  αv integrins are also expressed on:  Cancer-associated fibroblasts, a major component of tumor stroma, and on tumor cells themselves  Intratumoral immunosuppressive cells which contribute to an immunotherapy-refractory or “cold” tumor microenvironment evident in pancreatic and other cancers  Once bound to these integrins, CEND-1 is cleaved by proteases that are up-regulated in tumors, releasing a C-end Rule (CendR) linear peptide fragment  The CendR fragment then binds to a second receptor, neuropilin, to trigger activation of the CendR Pathway, a novel active transport pathway  Enables the CendR peptide and co-administered and/or bound drugs to penetrate the tumor, essentially converting the tumor stroma from a barrier to a conduit to reach tumor cell targets 9

CEND-1 (iRGD) mechanism of action: part 1 10 αv β3/β5 Tumor Endothelial Cell Co- Admin Drug or Cargo Integrin CEND-1 Protease Peptide Cleaved  CEND-1 targets tumor alpha-v integrins, which are selectively expressed on tumor vascular endothelium and not expressed on normal healthy vasculature and tumor stroma  CEND-1 is cleaved by proteases that are up- regulated in tumors, releasing a C-end Rule (CendR) peptide fragment CendR Peptide Fragment 10

CEND-1 (iRGD) mechanism of action: part 2 Neuropilin receptor Tumor Endothelial Cell CendR Peptide Fragment Co-administered Anti-cancer therapy CendR Pathway  CendR Peptide binds second receptor, Neuropilin to activate CendR Pathway  CendR Pathway enables bound and/or co-administered drugs to penetrate tumor converting stromal barrier to conduit for anti-cancer therapies CendR Peptide Fragment 11

CEND-1 Preclinical Summary

 Mouse model imaging of pancreatic ductal adenocarcinoma (PDAC) with Fluorescent Quantum Dots CEND-1 demonstrates high preclinical specificity for tumor penetration +etch +etch +CEND-1 Braun et al., Nature Mater. 2014; Liu, Braun et al., Nature Comm. 2017 13 Fluorescent Quantum Dots Only  Quantum dots only penetrate tumor in the presence of CEND-1  Penetration selective for tumor, not enhanced in other tissues  Etching solution removes fluorescence in the circulation  Without CEND-1, the quantum dots do not penetrate the tumor

CEND-1 increases preclinical tumor penetration and antitumor activity

Lung cancer + gemcitabine



PBS
iRGD
Gemcitabine
Gemcitabine + CEND-1
Zhang et al.,
Plos One, 2015
Tumor volume (mm³)
1600
1400
1200
1000
800
600
400
200
0
0
3
6
9
12
15
18
21
24
27
30
33
Days
***
***
GEM + CEND-1

Liver cancer + kinase inhibitor (sorafenib)



PBS
Sora
Sora + CTL peptide
Sora + CEND-1
Schmithals et al,
Cancer Res, 2015
Mean tumor volume (mm³)
2,000
1,500
1,000
500
0
1
3
5
7
9
11
13
15
Time (d)
***
*
Sora CEND-1

- In nude mice transplanted with human lung cancer cell line A549, the addition of CEND-1 to gemcitabine synergistically reduced tumor volume vs either agent alone
- In nude mice transplanted with the human Huh-7 liver cancer cell line, the addition of CEND-1 to sorafenib synergistically reduced tumor volume vs either agent alone

14

CEND-1 increases preclinical tumor penetration and antitumor activity

Breast cancer + antibody (Herceptin®)


Sugahara et al., *Science*, 2010
PBS
CEND-1
Trastuzumab 9 mg/kg
Trastuzumab +CEND-1
Tumor volume (mm³)
450
400
350
300
250
200
150
100
50
0
0
4
8
12
16
20
24
Days of treatment

Breast cancer + nanoparticle (Abraxane)


Sugahara et al.,
Science, 2010
PBS
ABX
ABX + CEND-1
Tumor volume (mm³)
400
300
200
100
50
0
4
8
12
18
20
Days of treatment

- In nude mice transplanted with human breast cancer cell line BT474, the addition of CEND-1 to trastuzumab synergistically reduced tumor volume vs either agent alone
- In nude mice transplanted with the human breast cancer cell line BT474, the addition of CEND-1 to Abraxane synergistically reduced tumor volume vs either agent alone caladrius 15

CEND-1 increases preclinical tumor penetration and antitumor activity 16 Gastric cancer + adoptive cell therapy  In mouse model with gastric cancer cell line SNU719, CEND-1 significantly enhanced antitumor activity of adoptive cell immunotherapy

CEND-1 prolongs preclinical survival in PDAC tumor models Pancreatic ductal adenocarcinoma Liu et al, JCI, 2017  In the tumor-bearing B6/129 mouse model of PDAC, the addition of CEND-1 to irinotecan nanoparticles enhanced survival vs either treatment alone Pancreatic ductal adenocarcinoma Hurtado de Mendoza et al, Nature Comms, 2021  In the tumor-bearing B6/129 mouse model of PDAC, the addition of CEND-1 to gemcitabine enhanced survival vs gemcitabine alone 17

CEND-1 Clinical Summary

 Indication: first-line metastatic pancreatic ductal adenocarcinoma (PDAC) Treatment: CEND-1 / Gemcitabine / Nab-Paclitaxel Size: 31 subjects enrolled; 29 evaluable first-line Sites: 3 in Australia from August 2018 - June 2020  CEND-1 well-tolerated, no dose-limiting toxicities; safety of combo consistent with SoC alone  Favorable pharmacokinetic profile with median T1/2 of Cend-1 ~2 hours  Encouraging signs of increased antitumor activity  Median Progression-Free Survival 9.7 months  Median Overall Survival 13.2 months  Overall Response Rate (PR+CR=ORR) 59%  Disease Control Rate at 16 weeks 79.3%  CA19-9 circulating tumor biomarker reductions in 96% of patients CEND-1 Phase 1b (AUS) PDAC clinical trial results summary 19

CEND-1 results suggest superior performance vs. SoC a12 December 2020, including patients under compassionate use protocol b Investigator assessed 20 Gemcitabine + nab- paclitaxel (NEJM 2013) CEND-1 + Gemcitabine + nab- paclitaxel (ESMO 2020) Gemcitabine (NEJM 2011) Folfirinox (NEJM 2011) N 431 29 171 171 Med OS (mo) 8.5 13.2 6.8 11.1 Med PFS (mo) 5.5 9.7 3.3 6.4 ORR 23% (99) 59% (17) 9.4% (16) 31.6% (54) CR 0.2% (1) 3.4% (1) 0% (0) 0.6% (1) PR 23% (98) 55% (16) 9.5% (16) 31% (53) SD 27% (118) 31% (9) 41.5 (71) 38.6% (66) PD 20% (86) 10.3% (3) 34.5% (59) 15.2% (26) DCR 16 weeks 48% 79% - - CA19-9 ≤ 90% drop 31% 74% - -  Recent peer-reviewed data on disease outcomes provide a point of comparison for effectiveness of SOC regimens in PDAC  Data from the proof-of-concept CEND1-001 study suggest that addition of CEND-1 to gemcitabine + nab-paclitaxel provides superior results with regard to OS, PFS, ORR, and PR

Lisata Therapeutics Combined Pipeline

Lisata Therapeutics pipeline of novel product candidates

Product	Indication	Preclinical	Phase 1	Phase 2	Phase 3
Cend Pipeline					
CEND-1 + gemcitabine/nab-paclitaxel	First-Line mPDAC (Metastatic Pancreatic Ductal Adenocarcinoma)				
CEND-1 + SoC chemo + anti-PD(L)1					
CEND-1 + FOLFIRINOX	PDAC (Resectable & Borderline Resectable)				
CEND-1 + FOLFIRINOX + panitumumab	Colon and High-Grade Appendiceal Cancers				
CEND-1 + SoC	Solid Tumor Basket Trial				
Ras pathway modulator TPN	PDAC + Other Ras-Driven Solid Tumors				
Caladrius Pipeline					
XOWNA® (CLBS16)	Coronary Microvascular Dysfunction				
HONEDRA® (CLBS12)	Critical Limb Ischemia and Buerger's Disease				
CLBS201	Diabetic Kidney Disease

Lisata Therapeutics anticipated milestones 23 2022 2023 2024 Cend Pipeline Programs Caladrius Pipeline Programs CEND-1 Ph2 in mPDAC (Aus) initiation planned 2Q 2022 CEND-1 Ph1 in mPDAC + PD(L)1 initiation planned 4Q 2022 CEND-1 Ph1b/2 in mPDAC (Qilu; China) preliminary data expected 1H 2023 CEND-1 Ph1 solid tumor basket trial initiation planned 2023 CEND-1 ras pathway modulator lead identification planned 2023 HONEDRA® PMDA clinical pre-consultation 3Q 2022 CLBS201 last patient in 3Q 2022 CLBS201 topline data expected 1Q 2023 HONEDRA® non-clinical consultation meeting with PMDA 2023 FREEDOM Trial last patient in expected 2023

Caladrius and Cend Therapeutics Definitive Merger Agreement Apri l 27, 2022 Proposed combination to create L isata Therapeut ics , a new diversif ied therapeutics company with a robust development pipel ine